[LETTERHEAD] First Hawaiian Bank

March 16, 1995


Mr. Marcus Bender
President
Hawaiian Natural Water Company, Inc.
4747 Kilauea Avenue #201
Honolulu, Hawaii 96816

Gentlemen:

First Hawaiian Bank is pleased to inform you that we have approved Hawaiian Natural Water Company, Inc.'s request for a $300,000 partially secured line of credit, subject to the following terms and conditions:

Expiration Date of Line: March 31, 1996

Purpose:                Short term working capital needs

Rate: 2.00% over FHB prime, moving with prime (Our prime rate is the fluctuating simple interest annual rate which we announce publicly from time to time, which rate shall not necessarily be the best or lowest rate charged by us from time to time.)

Terms:                  Notes drawn on 90-day terms

Fee:                    1/2% ($1,500)

Security:               A security interest over all assets of the subject,
                        including but not limited to all accounts, equipment,
                        general intangibles and inventory.
Guarantors:             1) Marcus Bender
                        2) Brian Barbata
                        3) Richard Benderson
                        4) John Mayo

Loan Condition:         Annually, there will be a 30-day clean up period.

If the terms and-conditions of this commitment are acceptable to Hawaiian Natural Water Company, Inc., please sign this letter and return to us by March 31, 1995.

Hawaiian Natural Water Company, Inc.
March 16, 1995
Page 2

The enclosed copy of the commitment letter is for you to retain for your files. Should you have any questions, please do not hesitate to call me at 245-4028.

Sincerely,

/s/ Thomas J. Canute
-------------------------
Thomas J. Canute
Branch Manager

TJC/ls

ACCEPTED BY:

HAWAIIAN NATURAL WATER COMPANY, INC.

By: Marcus Bender                           Dated: March 31, 1995
    ------------------------                       -------------------------
    Its President


GUARANTORS:

Marcus Bender
------------------------
Marcus Bender


------------------------
Brian Barbata


------------------------
Richard Henderson


------------------------
John Mayo

                         Commercial Continuing Guaranty

     1. To induce the FIRST HAWAIIAN BANK to establish or grant credit from time to time, and for other valuable consideration, the undersigned (hereinafter called "Guarantor"), for themselves, and their respective heirs, personal representatives, executors, successors and assigns, jointly and severally, unconditionally guarantee and promise to pay to FIRST HAWAIIAN BANK (hereinafter called "Bank"), its successors, transferees, and assigns, on demand, in lawful money of the United States of America, any and all indebtedness of Hawaiian Natural Water Company, Inc. (hereinafter called "Borrowers") to Bank. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrowers or any one or more of them, heretofore, now, or hereafter made, incurred or created, whether Borrowers may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

     2. The liability of Guarantors shall not exceed at any one time the sum of
(a) Three Hundred Thousand and no/100 Dollars ($300,000.00) for principal, plus
(b) all interest upon the indebtedness or upon such part of the indebtedness as shall not exceed the foregoing limitation on principal, and plus (c) all costs and expenses (including reasonable attorneys' fees) incurred by Bank in connection with the administration or collection of the indebtedness, and the enforcement of this guaranty or any other documents relating to the indebtedness, whether or not a suit is brought against Borrowers or Guarantors. Notwithstanding the foregoing, Bank may permit the indebtedness of Borrowers to exceed Guarantors' liability. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied. This guaranty shall not apply to any indebtedness created after actual receipt by Bank of written notice of its revocation as to future transactions. Any payment by Guarantors shall not reduce their maximum obligation hereunder, unless written notice to that effect be actually received by Bank at or prior to the time of such payment.

     3. The obligations hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against any or all Guarantors whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder or the enforcement thereof. This guaranty is given by the undersigned and each of them, without regard to any other guaranty by the other signers hereof, or otherwise, and each of the undersigned agrees that it shall continue in full force and effect notwithstanding the death or release of, or the extension of time to, any of the other Guarantors, both as to obligations then existing or thereafter created.

     4. Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder, from time to time to (a) renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this guaranty or the indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; (d) release or substitute any one or more of the endorsers or guarantors; and (e) elect which specific indebtedness of the Borrowers this guarantee shall apply to, and from time to time change its election. Bank may without notice assign this guaranty in whole or in part.

     5. The liability of Guarantors under this guaranty shall not be released, affected, stayed or impaired by (a) any assignment, endorsement, or transfer, in whole or in part, of the indebtedness, although made without notice to or the consent of Guarantors; (b) any waiver by Bank of the performance or observance by Borrowers or any one or more of Guarantors of any agreement, covenant, term or condition relating to the indebtedness; (c) any receivership, insolvency, bankruptcy, reorganization or dissolution affecting Borrowers or any one or more of Guarantors, or their respective assets; (d) the death of any individual Borrower or Guarantor; or (e) the operation of law or any other cause, whether similar or dissimilar to the foregoing.

     6. Guarantors waive any right to require Bank to (a) proceed against Borrowers; (b) proceed against or exhaust any security held from Borrowers; or
(c) pursue any other remedy in Bank's power whatsoever. Guarantors waive notice of acceptance hereof and any real or personal defense arising by reason of any disability or other defense of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers. Until all indebtedness of Borrowers to Bank shall have been paid in full, even though such indebtedness is in excess of Guarantors' liability hereunder, Guarantors shall have no right of subrogation, and waive any right to enforce any remedy which Bank now has or may hereafter have against Borrowers, and waive any benefit of, and any right to participate in any security now or hereafter held by Bank Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this guaranty and of the existence, creation, or incurring of new or additional indebtedness.

     7. Guarantors agree that if any payment previously applied to Borrower's debt must be returned by the Bank as a voidable preference under the bankruptcy code or for any other reason, whether by court order, administrative order, settlement or otherwise, Guarantors will remain liable for the full amount returned. Guarantors will remain liable as if such amount had never been received by the Bank, notwithstanding any termination of this Guaranty or the cancellation of any note or other agreement evidencing the obligation of Borrowers.

     8. In addition to all liens upon, and right of setoff against the moneys, securities or other property of Guarantors given to Bank by law, Bank shall have a lien upon and a right of setoff against all moneys, securities and other property of Guarantors now or hereafter in this possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and every such lien and right of setoff may be exercised, without demand upon or notice to Guarantors. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Bank.

     9. Any indebtedness of Borrowers now or hereafter held by Guarantors is hereby subordinated to the indebtedness of Borrowers to Bank; and such indebtedness of Borrowers to Guarantors if Bank so requests shall be collected, enforced and received by Guarantors as trustees for Bank and be paid over to Bank on account of the indebtedness of Borrowers to Bank but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this guaranty.

     10. Where any one or more of Borrowers are corporations or partnerships it is not necessary for Bank to inquire into the powers of Borrowers or the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     11. In addition to all sums payable hereunder, Guarantors agree to pay all costs and expenses (including reasonable attorneys' fees) incurred by Bank in connection with the administration or collection of the indebtedness, and the enforcement of this guaranty or any other documents relating to the indebtedness, whether or not a suit is brought against Borrowers or Guarantors.

     12. Guarantors will take such further actions as may be reasonably requested by Bank from time to time to effect the purposes of this guaranty, including, without limitation, the execution and delivery of all reasonably necessary documents.

     13. This guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and in making proof of this guaranty it shall not be necessary to produce or account for more than one such counterpart.

     14. In all cases where there is only one Borrower or only one Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and where there is more than one Borrower or more than one Guarantor, the words 'Borrowers' and 'Guarantors', respectively, shall mean all and any one or more of them. This guaranty shall be construed in accordance with the laws of the State of Hawaii wherein it shall be performed by the undersigned Guarantors, the Guarantors hereby irrevocably submitting, for the purposes of any action or proceeding to enforce this guaranty, to the jurisdiction of the courts of the State of Hawaii and the Federal District Court for the District of Hawaii, and to venue in Honolulu, Hawaii.

     IN WITNESS WHEREOF, the undersigned Guarantors have executed this guaranty effective as of December 30 1994.

/s/ Marcus Bender
----------------------------------     ----------------------------------
Marcus Bender


----------------------------------     ----------------------------------

          LAND COURT SYSTEM                         REGULAR SYSTEM
  ------------------------------------------------------------------------------
  Return by Mail [ ] Pickup [ ] To:

  FIRST HAWAIIAN BANK

           Lihue                                Branch
           -------------------------------------
           P.O. Box 1111
           -------------------------------------
           Lihue, Hawaii  96766
           --------------------------------------------------------------------
           Uniform Commercial Code  --  FINANCING STATEMENT          FORM UCC-1


     IMPORTANT -- Read instructions on back before filling out form This FINANCING STATEMENT is presented for recordation pursuant to the Hawaii Uniform Commercial Code.

     No. of Additional Sheets Presented:
          None

1.   Maturity Date, if any (optional):


2.       Debtor (Last Name First) and Address:
         Hawaiian Natural Water Co., Inc.
         4747 Kilauea Ave., Suite #201
         Lihue, Hawaii  96766

2a. Additional Debtor(s) (Last name first) and Address(es):


3.       Secured Party and Address:

         First Hawaiian Bank -- Lihue
         P.O. Box 1111
         Lihue, Hawaii  96766

4. Assignee of Secured Party, if any, and Address:


5.  This Financing Statement covers the following types of items of property:

         First lien security interest over all assets of the subject, including but not limited to all accounts, equipment, general intangibles, and inventory.

6.  Check [x] if applicable:

          a. [ ] (If collateral is crops) The above described crops are growing or are to be grown on:

          b. [ ] (If collateral is goods which are or are to become fixtures) The above described goods in whole or in part are affixed or to be affixed to:

Describe real estate: (If Land Court property, give lot, application and certificate of title numbers)

Record Owner:
              -------------------------------------------------------------
   or

Record Lessee:
              -------------------------------------------------------------

7.  Check [x] if applicable:   a.  [x] Proceeds of collateral are also covered.
                               b.  [ ] Products of collateral are also covered.

8. This statement is filed without the debtor's signature to perfect a security interest in collateral [Check appropriate box]:

          a. [ ] which is already subject to a security interest in another jurisdiction when it was brought into this state or

          b. [ ] which is proceeds of the original collateral described above in which a security interest was perfected.


HAWAIIAN NATURAL WATER COMPANY, INC.

By /s/  Marcus Bender                    First Hawaiian Bank
--------------------------
     Its: President

By                                       By/s/  Samuel W. Pratt
---------------------------              ---------------------------------
                                         Its Assistant Branch Manager
                                                     Secured Party
Signature[s) of Debtor(s)


CC-6101 (Revised 1/1/91)  1861N

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is made as of _____________, 1995 between FIRST HAWAIIAN BANK, a Hawaii corporation (the "Bank") and the parties signing below as "Owner." In consideration of the Obligations described below of Hawaiian Natural Water Company, Inc. (the "Borrower") to the Bank for other good and valuable consideration, Owner agrees as follows:

     1. Security Interest. Owner grants, assigns, conveys, delivers and transfers to the Bank the following described property (the "Collateral") together with a security interest in such property wherever located, upon the terms and conditions set forth in this Security Agreement: (Check appropriate boxes)
     [ ] (a) Pledged-Property.
                              ----------------------------------------------

and any products or proceeds (including insurance proceeds) substitutions, increase, and additions, returns and repossessions, and everything of the Owner's in the Bank's possession or control, by document of title or otherwise, including all collateral described in the Bank's collateral receipts to the Owner or in letters to other secured parties or depository institutions, or to anyone else holding collateral as the Bank's agent. All such Collateral is referred to herein as "Pledged Property."

     [X] (b) General. All of the Owner's "Accounts," "Equipment," "General Intangibles," "Inventory" and "Farm Products" as such terms are defined in paragraph 2 below whether now owned or existing or hereafter acquired or arising, including but not limited to all "accounts," "instruments," "documents," "chattel paper," "equipment," "general intangibles," "inventory" and "farm products" as such terms are defined in the Uniform Commercial Code, and without limiting the foregoing, the following property: A security interest over all assets of the subject, including but not limited to all accounts, equipment, general intangibles and inventory.

and all replacements, substitutions, additions, parts, packaging, increase, "accessions" such as accessories and equipment now or later installed in or attached to the foregoing property, any products or proceeds (including insurance proceeds and insurance premium rebates, all condemnation proceed(s), returns and repossessions, everything of the Owner's whatsoever which is or will be in the Bank's possession or control, by document of title or otherwise, and all similar property later acquired by the Owner.

     [ ] (c) Specific Property Only.
                                    ---------------------------------------

and all replacements, substitutions, additions, parts, packaging, increase, "accessions" such as accessories and equipment now or later installed in or attached to the foregoing property, any products or proceeds (including insurance proceeds and insurance premium rebates, all condemnation proceed(s), returns and repossessions, everything of the Owner's whatsoever which is or will be in the Bank's possession or control, by document or title or otherwise, and all similar property later acquired by the Owner.


---------------------------------------------------------------------------
Real Estate Description (if collateral includes crops or timber)

     2. Definitions. (The following definitions apply to the terms used n this Security Agreement:
     (a) Accounts--All accounts, accounts receivable, other receivable, contract rights, chattel paper, instruments and documents, and notes; any other obligations or indebtedness owed to the Owner from whatever source arising; all rights of the Owner to receive any performance or any payments in money or kind; all guaranties of the foregoing and security therefor; all of the right, title and interest of the Owner in and with respect to the goods, services, or other property that gave rise to or that secure any of the foregoing and insurance policies and proceeds relating thereto, and all rights of the Owner as an unpaid seller of goods and services, including, but not limited to, the rights to stoppage in transit, replevin, reclamation, and resale; and all of the foregoing whether now owned or existing or hereafter created or acquired. The word "Accounts" as used in this Security Agreement also includes "documents," "instruments" and "chattel paper" as such terms are defined in the Uniform Commercial Code.
     (b) Equipment--All of Owner's now owned or hereafter acquired machinery, equipment, furniture, furnishing and fixtures, together with tools, aircraft and motor vehicles of every kind and description, all parts therefor, all other tangible personal property of the Owner which is not Inventory or Farm Products or used by the Owner as consumer household goods, and all improvements, accessions or appurtenances thereto.
     (c) General Intangibles--All choses in action and causes of action and all other intangible personal property of Owner of every kind and nature (other than Accounts) now owned or hereafter acquired by Owner, including, without limitation, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, beneficial interests in trusts, partnership interests, tax refund claims, insurance proceeds thereof, including without limitation, insurance covering the lives of key employees on which the Owner is beneficiary and any letter of credit, guarantee, claim, security interest or other security held by or granted to Owner to secure payment by an account debtor of any of the Accounts.
     (d) Inventory--Any and all now owned or hereafter acquired goods, merchandise, or other personal property, raw materials, parts, supplies, work-in-process and finished products intended for sale, or every kind and description, in the custody or possession, actual or constructive, of Owner, including insurance proceeds from insurance on any of the above, any returns upon any Accounts and other proceeds, resulting from the sale or disposition of any of the foregoing, including without limitation, raw materials, work-in-process, and finished goods.
     (e) Farm Products--All of Owner's crops, livestock, supplies used or produced in farming operations, unmanufactured products of crops livestock or aquaculture.

     3. Obligations Secured--The Owner is granting this security interest to secure all of the Borrower's obligations, debts and liabilities of every description to the Bank. All of these obligations, debts and liabilities are collectively referred to in this Security Agreement as the "Obligations," whether or not the Obligation is existing or later arising or acquired by the Bank by purchase, assignment or otherwise, and whether or not direct or indirect, absolute or contingent, fixed or indefinite as to amount, due or not due, joint or several, and whether or not the Obligation is secured by additional collateral. "Obligations" also include obligations or promises to perform or forbear from performing acts, guaranties, indemnities, warranties, all amounts represented by letters of credit now or later issued by the Bank for the Borrower's benefit or at the Borrower's request, and all expenses and attorneys' fees incurred by the Bank in the preparation, signing, perfection, administration or enforcement of this Security Agreement, the security interest created under this Security Agreement or any other documents relating to any Obligation. "Obligations" also includes all extensions, renewals or revisions of the Obligations, all late charges and anything else the Borrower or the Owner owe under this Security Agreement or the Obligations. If the Borrower consists of more than one party or person or is a partnership or joint venture, the term "Obligations" refers to and also includes the Obligations, whether joint or several, of each such party, person or general partner in a partnership or joint venture.

     It is true, clear, and express intention of the Owner that the continuing grant of the security interests provided for in this Security Agreement remain as security for payment and performance of the Obligations, whether or not existing or hereinafter incurred by future advances or otherwise; and whether or not such Obligations are related to any transaction occurring in connection with this Security Agreement, by class or kind, or whether or not contemplated by the parties at the time of the granting of this security interest. Notice of the continuing grant of this security interest shall not be required to be stated on the face of any document representing any such Obligation, nor otherwise identify the Obligation as being secured hereby. Any such Obligation shall be deemed to have been made pursuant to Section 490:9-204(3), HRS. If no party is identified above as the "Borrower," then the Borrower for purposes of this Security Agreement shall be the Owner.

     4. Bank's Rights. The Owner is giving the Bank those rights that are stated in this Security Agreement and also-those rights that Hawaii law, including the Hawaii Uniform Commercial Code, gives to persons like the Bank who hold security interest in property. The Owner is giving the Bank these rights in the Collateral to protect the Bank from possible losses that might result if the Owner or the borrower fail to (a) pay all the amounts owed the Bank under the Obligations; (b) keep all of the Borrower's other promises or agreements under the Obligations; (c) pay, with interest any amounts that the Bank spends under this Security Agreement to protect the value of the Collateral and the Bank's right in the Collateral; and (d) keep all of the Owner's other promises and agreements under this Security Agreement.

     5. Ownership and Protection of Collateral. The Owner promises that: (a) the Owner owns the Collateral and has exclusive control of it; (b)the Owner has the right to give the Bank a security interest in the Collateral; (c) there are no outstanding claims or charges against the Collateral (no one else has a security interest in the Collateral); and (d) all information furnished or to be furnished the bank by or on behalf of the Owner concerning the Collateral and the proceeds thereof or in connection with Obligations is (or will be at the time it is furnished) correct, accurate and complete.

     The Owner gives a general warranty of title to the Bank. This means that the Owner will be fully responsible for any losses which the Bank suffers because someone other than the Owner has some of the rights in the Collateral which the Owner promises that it has. The Owner promises that it will define its ownership of the Collateral (in court if necessary) against any claims of such rights. The Owner will keep the Collateral in good conditions and repair and protect it against loss, damage or deterioration. The Owner will let the Bank know at once if the Collateral is damaged, destroyed, lost or materially decreases in value. However, the Borrower and the Owner will pay the Bank all they respectively owe the Bank even if the Collateral is damaged, destroyed or lost.

     The Owner will keep the Collateral free from the claims or interests of anyone else. The Owner will pay all taxes, insurance premiums, storage charges, and other charges relating to the Collateral. The Owner will not use or permit anyone to use the Collateral in violation of any law (such as transporting or hiding drugs, liquor or contraband) or expose the Collateral to the risk of confiscation or misuse. The Owner will keep complete records about the Collateral and show them to the bank and answer any questions relating to the Collateral at any time the Bank requests. The Owner will notify the Bank immediately of any important adverse changes which affect the value of the Collateral, the information given the Bank concerning the Collateral or the Bank's security interest in the Collateral.

     6. Pledged Property. If the Collateral is "Pledged Property" as described above, at the Bank's request the Owner will give the Bank possession of the Collateral or any written evidence of it. The Bank will hold the Pledged Property until the Obligations are satisfied. When the Pledges Property is returned to the Owner, it may be returned to any person signing as Owner. Insurance under paragraph 7 on the reverse side of this page is not required for Pledged Property in possession of the Bank.

     The Bank can exercise all rights as to the Pledged Property and deal with the Pledged Property as if the Bank were the owner (except that the bank can exercise voting rights only if the Owner is in default under this Security Agreement). However, the Bank does not have to exercise any

     By signing this Security Agreement the Owner agrees to all of the above, including the terms on the reverse side of this page.

sHAWAIIAN  NATURAL  WATER COMPANY, INC.

/s/ Marcus Bender
--------------------------------               ----------------------------
Owner  Its President                           Owner

4747 Kilauea Avenue #201
--------------------------------               ----------------------------
Address                                        Address

Honolulu, Hawaii  96816
--------------------------------               ----------------------------
City, State, Zip Code                          City, State, Zip Code